First Quarter 2026 Financial Results CRD-A & CRD-B (NYSE) ® Crawford & Company

Forward-Looking Statements & Additional Information Q1 2026 FINANCIAL RESULTS Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the  Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, restructuring and other costs, net, income taxes and net income or loss attributable to noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights for the Class B Common Stock (CRD-B) and protections for the non-voting Class A Common Stock (CRD-A). More information available on the Company’s website. The two-class method is an earnings allocation method under which earnings per share ("EPS") is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. As a result, the Company may report different EPS for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. Revised Reportable Segment Financial Information Certain prior year quarterly amounts among the Company's reportable segments have been reclassified to conform to the current presentation. These changes have no impact on the Company’s historical consolidated statements of operations, balance sheets, or cash flows. Recasted 2024 and 2025 reportable segment financial information reflecting the January 2026 change to Crawford’s operating structure may be found in the Company’s 8-K filed March 31, 2026.

STRATEGIC UPDATE Bruce Swain President & Chief Executive Officer 3 Q1 2026 FINANCIAL RESULTS

Countries 70 Employees ~10,000 $20B+ Claims Managed Annually Global Reach, Trusted Partner 4 Q1 2026 FINANCIAL RESULTS

Multiple Organic Growth Drivers Benefitting Crawford Natural disasters continue to drive global demand in weather-related claims Increasing complexity of risk fueling expansion of major and complex loss market Streamlined U.S. operations structure is expected to improve efficiency and support scalable growth Industry-leading expertise and technology capabilities enhancing market share Complex claim environment driving demand for third party administration services Q1 2026 FINANCIAL RESULTS

* See Appendix for non-GAAP explanation and reconciliation Q4 & FY 2025 FINANCIAL RESULTS YoY Revenue $312.0M Q1 ‘25 Q1 ‘26 $309.5M YoY Adjusted Operating Earnings* $17.8M Q1 ‘25 Q1 ‘26 $13.7M 1Q26 revenue of $309.5M reflects continued trend of lower industry-wide property claims activity in the U.S. Consolidated operating earnings decreased 23.2% YoY related to lower U.S. results and higher corporate costs Non-GAAP EPS of $0.16 for both CRD-A and CRD-B Operating cashflow of $3.3M; improved by $17.2M YoY Paid quarterly dividend of $0.075 per share Added $24M in new and enhanced business Strong balance sheet and liquidity Leverage ratio remains very low at 1.62x EBITDA, reflecting financial strength and flexibility * See Appendix for non-GAAP explanation and reconciliation Q1 2026 Highlights Q1 2026 FINANCIAL RESULTS

Our Capital Allocation Strategy Investing in long-term growth Through Cap Ex and M&A  Strong liquidity Leverage ratio of 1.62x EBITDA significantly below industry average enhances financial flexibility Returning capital to shareholders Paid first quarter dividend of $0.075 Active share repurchase program Committed to industry-leading financial strength and employing a disciplined approach to capital allocation Q1 2026 FINANCIAL RESULTS

OPERATIONAL UPDATE Q1 2026 FINANCIAL RESULTS 8 Holly Boudreau, Chief Financial Officer

New Operating Structure and 1Q26 Revenue Contribution UK Australia Canada Europe/Middle East Asia Latin America 43% International Operations Claims Management Medical Management Subrogation 34% Broadspire U.S. Loss Adjusting Global Technical Services Claims Solutions 23% U.S. Property & Casualty Q1 2026 FINANCIAL RESULTS Networks Contractor Connection Catastrophe Services U.S. Operations Effective January 1, 2026

Revenue decreased 11.3% YoY 1Q25 revenues included carryover claims from hurricanes Helene and Milton which did not repeat in 2026 Claims frequency across the industry tracking below historical levels Operating earnings decreased by $2.2M or 22.1% YoY with operating margin down by 150 bps Attractive destination for proven, high-quality insurance adjusting talent committed to service excellence U.S. Property & Casualty 1Q26 Results Revenues $72.9M Operating Earnings $ 7.6M Q1 2026 FINANCIAL RESULTS The comparisons herein to 2025 results reflect Crawford's January 2026 operating structure realignment. See the Company’s 8-K filed March 31, 2026 for more information.

Revenues $104.8M $10.9M Operating Earnings YoY revenue increase of 1.0% reflecting the slow ramp of certain new client wins Retention rate of 86% Operating earnings decreased by $1.1M, or 9.4% YoY reflecting planned hiring in advance of the start of new business Operating margin decreased by 120 bps Broadspire 1Q26 Results Q1 2026 FINANCIAL RESULTS

Revenue increased 4.5% YoY but decreased on a constant currency basis by 1.7% due to foreign exchange fluctuations Operating earnings increased by $1.8M, or 80.0% YoY, and operating margin increased by 120 bps Performance reflects strong demand across key markets, including increased catastrophe related revenue in Australia and Asia International Operations 1Q26 Results Revenues $131.9M Operating Earnings $4.0M Q1 2026 FINANCIAL RESULTS

Weather Variability Can Impact Claims Activity U.S. Severe Storm Reports1,2 1 National Oceanic and Atmospheric Administration (NOAA) Storm Prediction Database, April 23, 2026 2 Preliminary data -15.9% Consolidated Weather-Related vs. Non-Weather-Related Revenue 0.2% -5.7% Q1 2026 saw lower claims activity vs Q1 2025, which included revenues from claims activity associated with hurricanes Milton and Helene Q1 2026 FINANCIAL RESULTS Non-weather-related revenue -0.8% Weather-related revenue (U.S. CAT, U.S. Claims Solutions, Australia)

FINANCIAL UPDATE Holly Boudreau, Chief Financial Officer Q1 2026 FINANCIAL RESULTS 15

Q1 2026 Financial Summary (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended Unaudited ($ in millions, except per share amounts) March 31, 2026 March 31, 2025 % Change Revenues $309.5 $312.0 (1)% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $301.7 $312.0 (3)% Net Income Attributable to Shareholders of Crawford & Company $4.9 $6.7 (27)% Diluted Earnings per Share CRD-A $0.10 $0.13 (23)% CRD-B $0.10 $0.13 (23)% Non-GAAP Diluted Earnings per Share (1) CRD-A $0.16 $0.21 (24)% CRD-B $0.16 $0.21 (24)% Adjusted Operating Earnings (1) $13.7 $17.8 (23)% Adjusted Operating Margin (1) 4.4% 5.7% (130) bps Adjusted EBITDA (1) $22.4 $26.8 (17)% Adjusted EBITDA Margin (1) 7.2% 8.6% (140) bps Q1 2026 FINANCIAL RESULTS

Balance Sheet Highlights (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) Mar 31, 2026 December 31, 2019 Dec 31, 2025 December 31, 2018 Change Change Cash and cash equivalents $ 54,491 $ 64,079 $ (9,588) Accounts receivable, net 118,064 115,661 2,403 Unbilled revenues, net 142,759 126,960 15,799 Total receivables 260,823 242,621 18,202 Goodwill 76,500 76,569 (69) Intangible assets arising from business acquisitions, net 65,232 66,352 (1,120) Deferred revenues 57,797 57,093 704 Pension liabilities 16,710 17,910 (1,200) Short-term borrowings and current portion of finance leases 43,501 38,500 5,001 Long-term debt, less current portion 150,587 150,593 (6) Total debt 194,088 189,093 4,995 Total stockholders' equity attributable to Crawford & Company 176,274 173,093 3,181 Net debt (1) 139,597 125,014 14,583 Q1 2026 FINANCIAL RESULTS

Net Debt and Pension Liability $139.6M Net debt at $139.6 million $68.9M Leverage Ratio of 1.62x EBITDA at end of Q1 ‘26 $16.7M Pension liability at $16.7 million $53.9M Funded Ratio of US pension plan is 93.2% at end of Q1 ‘26 Q1 2026 FINANCIAL RESULTS

Operating and Free Cash Flow (1) See Appendix for non-GAAP explanation and reconciliation Unaudited ($ in thousands) 2026 2019 2025 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 4,905 $ 6,684 $ (1,779) Depreciation and Other Non-Cash Operating Items 10,630 11,657 (1,027) Contingent Earnout Adjustments (180) 363 (543) Billed Receivables Change (262) 6,002 (6,264) Unbilled Receivables Change (12,987) (8,045) (4,942) Change in Accrued Compensation, 401K, and Other Payroll (22,813) (25,913) 3,100 Accounts Payable and Accrued Liabilities 22,896 (2,474) 25,370 Other Working Capital Changes 1,085 (2,197) 3,282 Cash Flows from Operating Activities 3,274 (13,923) 17,197 Property & Equipment Purchases, net (1,901) (994) (907) Capitalized Software (internal and external costs) (5,958) (8,329) 2,371 Free Cash Flow(1) $ (4,585) $ (23,246) $ 18,661 Q1 2026 FINANCIAL RESULTS

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $8.8 million in Q1 ‘26 compared to corporate costs of $6.1 million in Q1 ’25 The variance is driven by an increase in administrative compensation expense and self-insurance reserves Non-service Pension Costs Q1 ‘26 non-service pension costs of $2.0 million compared with $2.3 million at Q1 ’25 These costs are not a component of operating earnings and are added back for non-GAAP earnings and EPS Quarterly Dividend In Q1 ‘26 Crawford paid a $0.075 dividend per share for CRD-A and CRD-B Share Repurchases In Q1 ‘26 Crawford repurchased 468,314 shares of CRD-A and 59,555 shares of CRD-B Approximately 1.6 million shares remain eligible to be repurchased under the plan as of March 31, 2026 Q1 2026 FINANCIAL RESULTS

Summary EXPANDING MARKET PRESENCE Driving profitable growth across the globe STRENGTHENED OPERATIONAL MODEL Streamlined and restructured U.S. business to promote collaboration, capture efficiencies and drive favorable client outcomes DIVERSIFIED REVENUE STREAMS Diverse business lines and international footprint support long-term growth and cash generation STRONG FINANCIAL BASE Financial strength and liquidity provide flexibility to pursue market opportunities Q1 2026 FINANCIAL RESULTS

Appendix: Segment Results and Non-GAAP Financial Information Q1 2026 FINANCIAL RESULTS 23

U.S. Property & Casualty Three months ended Unaudited (in thousands, except percentages) March 31, 2026 March 31, 2025 Variance Revenues $72,885 $82,190 (11.3)% Direct expenses 52,278 59,095 (11.5)% Gross profit 20,607 23,095 (10.8)% Indirect expenses 12,991 13,315 (2.4)% Operating earnings $7,616 $9,780 (22.1)% Gross profit margin 28.3% 28.1% 0.2% Operating margin 10.4% 11.9% (1.5)% Total cases received 81,101 97,624 (16.9)% Full time equivalent employees 1,637 1,811 (9.6)% Q1 2026 FINANCIAL RESULTS

Broadspire Three months ended Unaudited (in thousands, except percentages) March 31, 2026 March 31, 2025 Variance Revenues $104,758 $103,672 1.0% Direct expenses 73,406 71,027 3.3% Gross profit 31,352 32,645 (4.0)% Indirect expenses 20,496 20,668 (0.8)% Operating earnings $10,856 $11,977 (9.4)% Gross profit margin 29.9% 31.5% (1.6)% Operating margin 10.4% 11.6% (1.2)% Total cases received 159,645 146,931 8.7% Full time equivalent employees 2,935 2,841 3.3% Q1 2026 FINANCIAL RESULTS

International Operations Three months ended Unaudited (in thousands, except percentages) March 31, 2026 March 31, 2025 Variance Revenues $131,882 $126,170 4.5% Direct expenses 109,372 103,852 5.3% Gross profit 22,510 22,318 0.9% Indirect expenses 18,513 20,098 (7.9)% Operating earnings $3,997 $2,220 80.0% Gross profit margin 17.1% 17.7% (0.6)% Operating margin 3.0% 1.8% 1.2% Total cases received 147,855 140,964 4.9% Full time equivalent employees 4,219 4,430 (4.8)% Q1 2026 FINANCIAL RESULTS

Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Q1 2026 FINANCIAL RESULTS

Non-GAAP Financial Information (cont.) Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of acquisition-related intangible assets, contingent earnout adjustments, non-service pension costs, restructuring and other costs, net, income taxes and net income or loss attributable to noncontrolling interests. Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, contingent earnout adjustments, non-service pension costs, restructuring and other costs, net, income taxes and stock-based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Pretax Earnings, Net Income, and Diluted Earnings per Share Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of acquisition-related intangible assets, contingent earnout adjustments, and non-service pension costs, restructuring and other costs, net, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. Q1 2026 FINANCIAL RESULTS

The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business: Total Revenue Before Reimbursements by Major Currency   Three Months Ended   Unaudited (in thousands) March 31, 2026   March 31, 2025   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 177,643 57.4% $ 185,862 59.6%   U.K. GBP 43,163 13.9% 44,342 14.2%   Canada CAD 23,732 7.7% 21,776 7.0%   Australia AUD 20,745 6.7% 19,048 6.1%   Europe EUR 17,479 5.6% 15,924 5.1%   Rest of World Various 26,763 8.7%   25,080 8.0%   Total Revenues, before reimbursements $ 309,525 100.0% $ 312,032 100.0%                   Q1 2026 FINANCIAL RESULTS

Revenues and Costs of Services Provided Reconciliation of Non-GAAP Item Quarter Ended Quarter Ended Quarter Ended Quarter Ended Unaudited ($ in thousands) March 31, 2026 December 31, March 31, 2025 December 31, 2019 2018 Revenues Before Reimbursements Total Revenues $ 320,126 $ 323,339 Reimbursements (10,601) (11,307) Revenues Before Reimbursements 309,525 312,032 Costs of Services Provided, Before Reimbursements Total Costs of Services 232,013 233,200 Reimbursements (10,601) (11,307) Costs of Services Provided, Before Reimbursements $ 221,412 $ 221,893 Q1 2026 FINANCIAL RESULTS

Operating Earnings Reconciliation of Non-GAAP Items (cont.) Quarter Ended Quarter Ended Quarter Ended Quarter Ended March 31, 2026 December 31, March 31, 2025 December 31, Unaudited ($ in thousands) 2019 2018 U.S. Property & Casualty $ 7,616 $ 9,780 Broadspire 10,856 11,977 International Operations 3,997 2,220 Unallocated corporate and shared costs, net (8,771) (6,133) Consolidated Operating Earnings 13,698 17,844 (Deduct) Add: Net corporate interest expense (2,645) (3,944) Stock option expense (186) (184) Amortization expense (1,784) (1,800) Non-service pension costs (1,976) (2,333) Contingent earnout adjustments 180 (363) Income tax provision (2,375) (2,480) Net income attributable to noncontrolling interests (7) (56) Net Income Attributable to Shareholders of Crawford & Company $ 4,905 $ 6,684 Q1 2026 FINANCIAL RESULTS

Adjusted EBITDA Reconciliation of Non-GAAP items (cont.) Quarter Ended December 31, Quarter Ended December 31, March 31, 2026 December 31, March 31, 2025 December 31, Unaudited ($ in thousands) 2019 2018 Net Income Attributable to Shareholders of Crawford & Company $ 4,905 $ 6,684 Add: Depreciation and amortization 9,589 9,647 Stock-based compensation 1,046 1,390 Net corporate interest expense 2,645 3,944 Non-service pension costs 1,976 2,333 Contingent earnout adjustments (180) 363 Income tax provision 2,375 2,480 Adjusted EBITDA $ 22,356 $ 26,841 Q1 2026 FINANCIAL RESULTS

Net Debt Non-GAAP Financial Information (cont.) March 31, 2026 December 31, December 31, 2025 December 31, Unaudited ($ in thousands) 2019 2018 Short-term borrowings $ 43,454 $ 38,454 Current installments of finance leases and other obligations 47 46 Long-term debt and finance leases, less current installments 150,587 150,593 Total debt 194,088 189,093 Less: Cash and cash equivalents 54,491 64,079 Net debt $ 139,597 $ 125,014 Q1 2026 FINANCIAL RESULTS

Segment Gross Profit Non-GAAP Financial Information (cont.) Three months ended Three months ended Unaudited ($ in thousands) March 31, 2026 December 31, 2019 March 31, 2025 December 31, 2018 U.S. Property & Casualty $ 20,607 $ 23,095 Broadspire 31,352 32,645 International Operations 22,510 22,318 Segment gross profit 74,469 78,058 Segment indirect costs: U.S. Property & Casualty (12,991) (13,315) Broadspire (20,496) (20,668) International Operations (18,513) (20,098) Unallocated corporate and shared costs, net (8,771) (6,133) Consolidated operating earnings 13,698 17,844 Net corporate interest expense (2,645) (3,944) Stock option expense (186) (184) Amortization expense (1,784) (1,800) Non-service pension costs (1,976) (2,333) Contingent earnout adjustments 180 (363) Income tax provision (2,375) (2,480) Net income attributable to noncontrolling interests (7) (56) Net income attributable to shareholders of Crawford & Company $ 4,905 $ 6,684 Q1 2026 FINANCIAL RESULTS

Reconciliation of Fourth Quarter Non-GAAP Results Three Months Ended March 31, 2026 Unaudited ($ in thousands) Pretax Earnings Pretax (Loss) Earnings Net Income Attributable to Crawford & Company Net (Loss) Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted (Loss) Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted (Loss) Earnings per CRD-B Share GAAP $ 7,287 $ 4,905 $ 0.10 $ 0.10 Adjustments: Amortization of intangible assets 1,784 1,515 0.03 0.03 Non-service pension costs 1,976 1,575 0.03 0.03 Contingent earnout adjustments (180) (180) — — Non-GAAP Adjusted $ 10,867 $ 7,815 $ 0.16 $ 0.16 Three Months Ended March 31, 2025 Unaudited ($ in thousands) Pretax Earnings Pretax Earnings Net Income Attributable to Crawford & Company Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share Diluted Earnings per CRD-B Share GAAP $ 9,220 $ 6,684 $ 0.13 $ 0.13 Adjustments: Amortization of intangible assets 1,800 1,489 0.03 0.03 Non-service pension costs 2,333 1,803 0.04 0.04 Contingent earnout adjustments 363 363 0.01 0.01 Non-GAAP Adjusted $ 13,716 $ 10,339 $ 0.21 $ 0.21 Q1 2026 FINANCIAL RESULTS